SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2004

INDUS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Windy Ridge Parkway, Atlanta, Georgia 30339

(Addresses of Principal Executive Offices, including Zip Code)

(770) 952-8444

(Registrant’s Telephone Number, including Area Code)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE MAY 6, 2004

Item 12. Results of Operations and Financial Condition.

     On May 6, 2004, Indus International, Inc. announced its financial results for the quarter ended March 31, 2004. The press release announcing financial results for the quarter ended March 31, 2004 is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS INTERNATIONAL, INC. /s/ Gregory J. Dukat Name: Gregory J. Dukat Title: Chief Executive Officer and President

Date: May 6, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 6, 2004 relating to financial results for the fourth fiscal quarter ended March 31, 2004